Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November 24, 2025, between Enlivex Therapeutics Ltd., a company organized under the laws of the State of Israel (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, Shares (as hereinafter defined) in accordance with the terms set forth in this Agreement (the “Offering”); and

WHEREAS, contemporaneously with the sale of the securities hereunder, the parties hereto (the “Parties”) will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares and the Pre-Funded Warrant Shares under the Securities Act.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or the State of Israel are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount, and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Company Israeli Counsel” means FISCHER (FBC & Co.), with offices located at 146 Menachem Begin Street, Tel Aviv 6492103, Israel.

“Company U.S. Counsel” means Greenberg Traurig, P.A., with offices located at 333 S.E. 2nd Avenue, Suite 4400, Miami, Florida 33131.

“Cryptocurrency” means USDT (Tether).

“Cryptocurrency Amount” shall have the meaning ascribed to such term in Section 2.1(b).

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“Effective Date” means the earliest of the date that (a) the initial Registration Statement registering for resale all Shares and Pre-Funded Warrant Shares has been declared effective by the Commission, (b) all of the Shares and Pre-Funded Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information requirement of Rule 144 and without volume or manner-of-sale restrictions, (c) following the one year anniversary of the Closing Date provided that a holder of Shares or Pre-Funded Warrant Shares is not an Affiliate of the Company, or (d) all of the Shares and Pre-Funded Warrant Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance (a) of Ordinary Shares, restricted stock units, or options to employees, officers or directors of the Company pursuant to any equity compensation plan or arrangement duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) of Ordinary Shares upon the exercise, exchange, conversion or settlement of any Securities issued hereunder or securities (including options, restricted share units, rights or warrants) exercisable or exchangeable for or convertible into, or that are settled for, Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities; (c) of Ordinary Shares upon conversion or settlement of outstanding debt as of the date hereof; (d) of Ordinary Shares or pre-funded warrants in a private placement or other transaction with fundamental or technical institutional investors at a price per share greater than the Per Share Purchase Price; and (e) of securities issued pursuant to acquisitions or strategic transactions approved by a majority of the independent directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.12(a) herein, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its Subsidiaries, an operating company or an owner of an asset in a business synergistic with a business of the Company, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(cc).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Israeli Companies Law” means the Israeli Companies Law, 1999 and the rules and regulations promulgated thereunder

“Israeli Securities Law” means the Israeli Securities Law, 1968 and the rules and regulations promulgated thereunder.

“Lead Investors” means means Sobrinia LTD, Gems Foundation, Token Factory, Alfa LTD, UrsaTrading SA, SpinCycle Creative LTD, Heaven Consulting Corp, Forestown Trade Limited, Tirim LTD.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits“shall have the meaning ascribed to such term in Section 3.1(n).

“Minimum Offering Amount” means $ 10 million of aggregate gross proceeds from the sale of the securities sold in the Offering.

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(rr).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(oo).

“Ordinary Shares” means the ordinary shares of the Company, par value NIS 0.40 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Ordinary Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred share, right, option, restricted share unit, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“Per Share Purchase Price” equals $1, subject to any adjustments for reverse and forward share splits, share dividends, share combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement and prior to the Closing Date; provided, that the purchase price per Pre-Funded Warrant shall be the Per Share Purchase Price minus $0.001.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means BTIG, LLC.

“Pre-Funded Warrants” means, collectively, the pre-funded Ordinary Share purchase warrants delivered to the Purchasers on the Closing Date or the Early Closing Date in accordance with Section 2.2(a) or Section 2.1(a), respectively, which Pre-Funded Warrants shall be exercisable immediately and will expire when exercised in full, in the form of Exhibit C attached hereto.

“Pre-Funded Warrant Shares” means the Ordinary Shares issuable upon exercise of the Pre-Funded Warrants.

“Proceeding” means an action, claim, suit, or proceeding.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Rights Agreement” shall have the meaning ascribed to such term in the recitals.

“Registration Statement” means each resale registration statement meeting the requirements of the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Pre-Funded Warrant Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares.

“Shareholder Approval” shall have the meaning ascribed to such term in Section 2.3(a)(v).

“Shareholders’ Agreement” means the Shareholders’ Agreement, substantially in the form attached as Exhibit B.

“Shares” means the Ordinary Shares issued to each Purchaser pursuant to this Agreement, which, for the elimination of doubt, excludes the Pre-Funded Warrant Shares.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Ordinary Shares).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares (and Pre-Funded Warrants in lieu of Shares) purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars, USDT or a combination thereof (minus, if applicable, a Purchaser’s aggregate exercise price of the Pre-Funded Warrants, which amounts shall be paid as and when such Pre-Funded Warrants are exercised for cash).

“Subsidiary” means any subsidiary of the Company as set forth in the SEC Reports, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Pre-Funded Warrants, the Shareholders’ Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Vstock Transfer, LLC, and any successor transfer agent of the Company.

“Treasury Manager” means Elinnovation Ltd. or any of its affiliates that execute the Treasury Management Agreement with the Company.

“Treasury Management Agreement” means the Treasury Management Agreement between the Company and the Treasury Manager, to be executed on or prior to the Closing Date.

“USDT” means Tether, a digital asset issued by Tether Limited and designed to maintain a stable value relative to the United States Dollar.

“Qualified Israeli Investor” means an investor of the type enumerated in the First Addendum to the Israeli Securities Law.

“Warrants” means the Pre-Funded Warrants.

“Warrant Shares” means the Pre-Funded Warrant Shares.

ARTICLE II
PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, the number of Shares (and/or Pre-Funded Warrants in lieu thereof) set forth under the heading “Subscription Amount” on the Purchaser’s signature page hereto at the Per Share Purchase Price. Notwithstanding anything herein to the contrary, to the extent that a Purchaser determines, in its sole discretion, that such Purchaser’s Subscription Amount (together with such Purchaser’s Affiliates and any Person acting as a group together with such Purchaser or any of such Purchaser’s Affiliates) would cause such Purchaser’s beneficial ownership of Ordinary Shares to exceed the Beneficial Ownership Limitation, or as such Purchaser may otherwise choose, such Purchaser may elect to purchase Pre-Funded Warrants in lieu of the Shares as determined pursuant to Section 2.1(a) and Section 2.2. The “Beneficial Ownership Limitation” shall be 4.99% (or, at the election of the Purchaser, 9.99%) of the number of Ordinary Shares outstanding immediately after giving effect to the issuance of the Securities on the Early Closing Date or Closing Date, as applicable. In no event may the Beneficial Ownership Limitation exceed 9.99% of the number of Ordinary Shares outstanding immediately after giving effect to the issuance of Ordinary Shares upon exercise of the Pre-Funded Warrants held by the Purchaser. For the avoidance of doubt, no Purchaser’s Beneficial Ownership shall exceed 19.99% of the number of Ordinary Shares outstanding immediately after giving effect to the issuance of shares of Ordinary Shares upon exercise of the Pre-Funded Warrants held by the Purchaser. In each case, the election to receive Pre-Funded Warrants is solely at the option of the Purchaser. Subject to Section 2.1(b), each Purchaser shall deliver as instructed by the Company, via wire transfer, in immediately available funds (including Cryptocurrency, as applicable) equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser. The Company shall deliver to each Purchaser its Shares and Warrants as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall take place remotely by electronic transfer of the Closing documentation.

(a) Notwithstanding anything contained in this Agreement to the contrary, if a Purchaser checks the “accelerated closing election” box on such Purchaser’s signature page hereto, then: (i) the obligations of such Purchaser to purchase the Securities subscribed for by such Purchaser under this Agreement and the obligations of the Company to sell such Securities to such Purchaser shall be unconditional, and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale; (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the date of this Agreement (the “Early Closing Date”) immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

(b) The Subscription Amount shall be paid in cash, Cryptocurrency or a combination thereof, at the Purchaser’s sole election, in such amounts as indicated in Purchaser’s signature page of this Agreement. If Purchaser elects to pay all or any portion of the Subscription Amount in Cryptocurrency, then the amount of Cryptocurrency to be paid to the Company shall equal (a) all or such portion of the Subscription Amount to be paid in Cryptocurrency, divided by (b) the spot exchange rate for the Cryptocurrency as published by Coinbase.com at 8:00 p.m. (New York City time) on November 21, 2025 (the “Cryptocurrency Amount”).

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) legal opinions of Company Israeli Counsel and Company U.S. Counsel, directed to the Placement Agent and the Purchasers, each in a form reasonably acceptable to the Placement Agent and Purchasers and their respective counsels;

(iii) if all or any portion of the Subscription Amount is to be paid in cash, the Company shall have provided each Purchaser with the wire instructions executed by the Chief Executive Officer or Chief Financial Officer;

(iv) if all or any portion of the Subscription Amount is to be paid in Cryptocurrency, the Company shall have provided each Purchaser with an applicable wallet address in the name of Enlivex Therapeutics Ltd. (the “Custodial Account”);

(v) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(vi) if applicable, a Pre-Funded Warrant registered in the name of such Purchaser to purchase up to a number of Ordinary Shares equal to the portion of such Purchaser’s Subscription Amount applicable to Pre-Funded Warrants; and

(vii) the Registration Rights Agreement, Shareholders’ Agreement and Treasury Management Agreement, each duly executed by the Company.

(b) On or prior to the Closing Date, each Purchaser (or in the case of Section 2.2(b)(iv), the Lead Investors) shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser;

(ii) the Registration Rights Agreement duly executed by such Purchaser;

(iii) if all or any portion of the Subscription Amount is to be paid in cash, such applicable portion of such Purchaser’s Subscription Amount by wire transfer to the account specified by the Company;

(iv) if all or any portion of the Subscription Amount is to be paid in Cryptocurrency, such applicable portion of such Purchaser’s Subscription Amount by transfer of the Cryptocurrency Amount to the Custodial Account; and

(v) the Shareholders’ Agreement, duly executed by each Lead Investor.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being satisfied or waived by the Company:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein, in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; and

(iv) the approval of the shareholders of the Company for the increase in the authorized share capital of the Company (the “Shareholder Approval”).

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being satisfied or, severally and not jointly, waived by each Purchaser:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) the Treasury Management Agreement shall have been duly executed by the Company and the Treasury Manager and shall continue to be effective as of the Closing Date;

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(vi) the closing of the sales of Securities in the offering generating aggregate gross proceeds of at least the Minimum Offering Amount; and

(vii) from the date hereof to and including the Closing Date, trading in the Ordinary Shares shall not have been suspended by the Commission or the Company’s principal Trading Market and to the knowledge of the Company, there shall have been no initiation or threatening of any proceedings for any of such purposes, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred after the date of this Agreement any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the SEC Reports and in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser and the Placement Agent as of the date hereof and as of the Closing Date (unless as of a specific date, in which case they shall be accurate as of such date):

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in the SEC Reports or have otherwise been disclosed to Purchasers by the Company. The Company owns, directly or indirectly, all of the share capital or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of share capital of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing (if the concept of good standing exists in such jurisdiction) under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as described in the SEC Reports. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of their respective certificates or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Treasury Management Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or the Treasury Management Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”); provided that a change in the market price or trading volume of the Ordinary Shares shall not be deemed, in and of itself, to constitute a Material Adverse Effect. No Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and the Treasury Management Agreement and otherwise to carry out its obligations hereunder and thereunder. Subject to the receipt of Shareholder Approval, the execution and delivery of this Agreement and each of the other Transaction Documents and the Treasury Management Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or, assuming the accuracy of the representations and warranties of the Purchasers, the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and the Treasury Management Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the Treasury Management Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) subject to the receipt of Shareholder Approval, conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) assuming the accuracy of the representations and warranties of the Purchasers and subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation (including that the Company is not required to publish a prospectus in the State of Israel under the laws of the State of Israel with respect to the offer or sale of the Securities (assuming that the Placement Agent has not offered the Securities in Israel other than to Qualified Israeli Investors and that each Purchaser that resides in the State of Israel is a Qualified Israeli Investor)), order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including that the Company is not required to publish a prospectus in the State of Israel under the laws of the State of Israel with respect to the offer or sale of the Securities (assuming that the Placement Agent has not offered the Securities in Israel other than to Qualified Israeli Investors and that each Purchaser that resides in the State of Israel is a Qualified Israeli Investor)), other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filings to the extent required by the Israeli Registrar of Companies, (iii) the registration statement required to be filed by the Registration Rights Agreement, (iv) the filing of Form D with the Commission, (v) receipt of Shareholder Approval, (vi) the application(s) to each applicable Trading Market and the Tel Aviv Stock Exchange for the listing of the Shares for trading thereon in the time and manner required thereby, and (vii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities; Minimum Cash at Closing. Subject to the receipt of Shareholder Approval, and assuming the accuracy of the representations and warranties of the Purchasers set forth herein, the Securities, when issued and paid for in accordance with the applicable Transaction Documents, will be duly authorized and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. At Closing, the Company shall have cash and cash equivalents (including short term deposits) of not less than $16.0 million.

(g) Capitalization. The capitalization of the Company as of the date hereof is, and assuming receipt of Shareholder Approval will be, as set forth on Schedule 3.1(g). Except as disclosed in the SEC Reports, the Company has not issued any share capital since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee or director share options under the Company’s equity plans, the issuance of Ordinary Shares to employees or directors pursuant to the Company’s employee share purchase plans and pursuant to the vesting, settlement, conversion and/or exercise of Ordinary Share Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Reports, there are no outstanding options, restricted share units, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares or the share capital of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Ordinary Shares or Ordinary Share Equivalents or share capital of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue Ordinary Shares or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. Except as disclosed in the SEC Reports, there are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement. All of the outstanding shares of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Other than the Required Approvals, no further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s share capital to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required or permitted, including reports on Form 6-K, to be filed or furnished by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed or furnished prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in the SEC Reports, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement and the entry into the Treasury Management Agreement or as set forth in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty which would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each of clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to or have valid rights to lease or otherwise use all real property that is described on the SEC Reports and good and marketable title in or have valid rights to lease or otherwise use all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance except where such failure to so comply could be reasonably expected to have a Material Adverse Effect.

(p) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have, or have the right to use, could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any facts that would preclude it from having valid license rights or clear title to the Intellectual Property Rights, except as would not have or reasonably be expected to not have a Material Adverse Effect. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business, except as would not have or reasonably be expected to not have a Material Adverse Effect.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for companies of similar size as the Company in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including share option agreements, restricted share unit and other equity-based compensation agreements under any equity plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except as set forth in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of December 31, 2024 (such date, the “Evaluation Date”). The Company presented in its Annual Report on Form 20-F for the year ended December 31, 2024, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Except as disclosed in the SEC Reports, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t) Certain Fees. Except for the fees and expenses payable by the Company to the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Investment Company. Neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Securities and the application of the proceeds as set forth herein, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall use its commercially reasonable efforts to conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act.

(v) Registration Rights. Other than to each of the Purchasers pursuant to the Registration Rights Agreement, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(w) Listing and Maintenance Requirements. The Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Ordinary Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(x) Application of Takeover Protections. Except as set forth in the Israeli Companies Law with respect to tender offers, the Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of association (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Treasury Management Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Reports. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby and Treasury Management Agreement, including the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed by the Company or its Subsidiaries in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Except for matters that would not, individually or in the aggregate, have or would reasonably be expected to result in a Material Adverse Effect, neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company in accordance with GAAP, and (iii) has set aside on its books provision reasonably adequate for the payment of all unpaid material taxes in accordance with GAAP. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(cc) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(dd) Accountants. The Company’s independent registered public accounting firm is Yarel + Partners, with an address of Nirm 1, Tel Aviv, Israel 6706036. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) expressed its opinion with respect to the audited financial statements included in the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2024.

(ee) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ff) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections (a)(f) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) with the exception of the Shareholders’ Agreement to be entered into in connection with this Agreement by and between the Company and the Lead Investors, none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Ordinary Shares, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(gg) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent.

(hh) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company. The FDA has not expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company, which would have a Material Adverse Effect.

(ii) Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data, except in the case of each of clauses (i)(x) and (y), such as would not have or reasonably be expected to result in a Material Adverse Effect; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(jj) Compliance with Data Privacy Laws. (i) The Company and the Subsidiaries are, and at all times during the last three (3) years were, in compliance in all material respects with all applicable state, federal and foreign data privacy and security laws and regulations, including, without limitation, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, “Privacy Laws”); (ii) the Company and the Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (as defined below) (the “Policies”); (iii) the Company provides accurate notice of its applicable Policies to its customers, employees, third party vendors and representatives as required by the Privacy Laws; and (iv) applicable Policies provide accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter, and do not contain any material omissions of the Company’s then-current privacy practices, as required by Privacy Laws. “Personal Data” means (i) a natural person’s name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any identifiable data related to an identified person’s health or sexual orientation. (i) None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, or deceptive in violation of any Privacy Laws and (ii) the execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Policies. Neither the Company nor the Subsidiaries (i) to the knowledge of the Company, has received written notice of any actual or potential liability of the Company or the Subsidiaries under, or actual or potential violation by the Company or the Subsidiaries of, any of the Privacy Laws; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

(kk) Equity Plans. Each share option granted by the Company under the Company’s equity plan was granted (i) in accordance with the terms of the Company’s equity plan and (ii) with an exercise price at least equal to the fair market value of the Ordinary Shares on the date such share option would be considered granted under GAAP and applicable law. No share option granted under the Company’s equity plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, share options prior to, or otherwise knowingly coordinate the grant of share options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ll) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. Department of State, the European Union, His Majesty’s Treasury, or other relevant sanctions authority.

(mm) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(nn) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(oo) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(pp) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(qq) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of “general solicitation” or “general advertising” (as such terms are defined in Regulation D under the Securities Act). Assuming the accuracy of the Purchasers’ representations and warranties under this Agreement, the Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501(a) of Regulation D under the Securities Act.

(rr) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) of Regulation D under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(ss) Other Covered Persons. Other than the Placement Agent, the Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(tt) Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company and the Placement Agent as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or a Person duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser understands that no action has or will be taken in Israel that would permit the offering of the Securities or the distribution of any prospectus or other offering document to the public in Israel, and that the Securities were and are issued in Israel pursuant to an exemption from the prospectus requirements under the Israeli Securities Law and are therefore subject to the resale restrictions under the Israeli Securities Law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be: (A) (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3) or (a)(7) under the Securities Act, (ii) a “qualified purchaser” as defined in the Securities Act or (iii) a “qualified institutional buyer” as defined in Rule 144A(a)(1) under the Securities Act and (B) if the Purchaser resides in the State of Israel, such Purchaser is a Qualified Israeli Investor, purchasing Securities for its own account, or where permitted under the First Addendum to the Israeli Securities Law, for the accounts of clients who are Qualified Israeli Investors.

(d) Existing Ownership. Such Purchaser’s signature page sets forth a true, correct, and complete list of all securities of the Company (including, without limitation, Ordinary Shares and any Ordinary Share Equivalents) held or beneficially owned by the Purchaser and its Affiliates as of the date hereof. Except for the securities so listed, neither the Purchaser nor any of its Affiliates holds or beneficially owns any other securities of the Company.

(e) No Agreements. Such Purchaser is not, as of the date hereof, and as of the Closing will not be, a party to any agreement, arrangement, or understanding (whether written or oral), nor will it have any other relationship, with any other Person, including (without limitation) any other Purchaser or holder of the Company’s securities or any entity in which such other Purchaser or holder is an “Interested Party” (as defined in the Israeli Companies Law), relating to the acquisition, ownership, or voting of any securities of the Company or the exercise or non-exercise of any rights associated therewith (in each case, including the Shares). Such Purchaser is familiar with the tender offer rules under the Israeli Companies Law and (i) it is not acquiring and will not hold the Shares “in concert” (within the meaning of such term in the Israeli Companies Law) with any other Purchaser or holder of the Company’s securities; and (ii) for the purposes of applying such tender offer rules, its holdings are not required to be aggregated with the securities of the Company held (or to be held) by any other Person. Such Purchaser acknowledges that the Company is relying on the truth and accuracy of the representations and warranties set forth in this Section 3.2(e) in determining (among other things) such Purchaser’s eligibility to acquire the Shares under this Agreement and in assessing the application of the Israeli tender offer rules in connection with the transactions contemplated hereunder.

(f) Experience of Such Purchaser. Purchaser represents that (i) Purchaser was contacted regarding the sale of the Securities by the Placement Agent or the Company (or authorized representative thereof) and the Purchaser had a prior pre-existing relationship with the Company or the Placement Agent under the U.S. securities laws and interpretations, (ii) to the knowledge of such Purchaser, no Securities were offered or sold to it by means of any form of general solicitation, and such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment, including, but not limited to, the risks described and incorporated by reference in the Risk Disclosure Document attached hereto as Exhibit D. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any “general solicitation” or “general advertising” (as such terms are defined in Regulation D under the Securities Act), including, without limitation, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or the internet or broadcast over television or radio or the internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(h) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser further acknowledges and agrees that the information provided to such Purchaser was preliminary and subject to change, and that any changes to such information, shall in no way impact such Purchaser’s obligation to purchase the Securities hereunder. Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information, recommendation or advice with respect to the Securities nor is such information, recommendation or advice necessary or desired. Neither the Placement Agent nor any Affiliate of the Placement Agent has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate of the Placement Agent may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. The Placement Agent and each of its members, directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or any Securities or the accuracy, completeness or adequacy of any information supplied to such Purchaser by the Company. In connection with the issuance of the Securities to such Purchaser, such Purchaser agrees and acknowledges that the Placement Agent is acting as the Company’s placement agent in connection with the transactions contemplated by this Agreement and none of the Placement Agent or any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser. Each Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agent or any of its affiliates or any of its or their control persons, officers, directors and employees, in making its investment or decision to invest in the Company. Such Purchaser acknowledges that such Purchaser has consulted with such Purchaser’s own legal, accounting, financial, regulatory and tax advisors, to the extent such Purchaser deemed appropriate to make an investment decision with respect to the Securities. Each Purchaser agrees that none of the Placement Agent, its affiliates or any of its or their control persons, officers, directors or employees, shall be liable (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such person or entity), whether in contract, tort or otherwise, or have any liability or obligation to any Purchaser, or any person claiming through any Purchaser, pursuant to this Agreement or related to the private placement of the Securities, the negotiation hereof or the subject matter hereof, or the transactions contemplated hereby, for any action heretofore or hereafter taken or omitted by any of them in connection with any Purchaser’s purchase of the Securities.

(i) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of any securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

(j) Cryptocurrency Subscriptions. If Purchaser is paying the Subscription Amount in Cryptocurrency, (i) Purchaser has all rights, title and interest in and to the Cryptocurrency to be contributed by it to the Company pursuant to this Agreement, (ii) such Cryptocurrency is held in a digital wallet held or operated by or on behalf of the Purchaser at or by an appropriately regulated custodian and/or in accordance with industry-standard security practices (the “Purchaser Digital Wallet”) and neither such Cryptocurrency nor such Purchaser Digital Wallet is subject to any Liens or other restrictions, (iii) Purchaser has taken commercially reasonable steps to protect its Purchaser Digital Wallet and such Cryptocurrency, (iv) Purchaser has the exclusive ability to control such Purchaser Digital Wallet, including by use of “private keys” or other equivalent means or through custody arrangements or other equivalent means and (v) Purchaser represents that the source of funds for the Subscription Amount and the source of such Cryptocurrency do not involve mixer services or other OFAC-tainted flows, that such Purchaser has complied with applicable requirements of the “Travel Rule” pursuant to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), and that the Purchaser Digital Wallet for settlement has been duly whitelisted. Such Purchaser acknowledges that the Company and the Placement Agent retain the explicit right to reject tainted funds or Cryptocurrency, as applicable, that fail to meet these compliance standards and to terminate this Agreement with respect to such Purchaser.

(k) Taxes. Purchaser acknowledges (a) that Company makes no representation or warranty to such Purchaser with respect to any tax implications of the transactions contemplated hereby; (b) Purchaser shall be solely and exclusively responsible for the payment of any and all taxes imposed upon or other payable by Purchaser as a result of the transactions contemplated hereby; (c) that if Purchaser’s Subscription Amount is based in Cryptocurrency, Purchaser represents that (i) Purchaser will not retain any rights in such Cryptocurrency transferred by Purchaser to the Company, (ii) none of such Cryptocurrency transferred by Purchaser to the Company is subject to liabilities that will be assumed by the Company, (iii) the fair market value of such Cryptocurrency contributed to the Company is at least equal to or greater than Purchaser’s tax basis in such Cryptocurrency; (d) Purchaser has paid (or will pay) its own expenses incurred in connection with entering into this Agreement; and (e) Purchaser is not a party to any binding commitments and has no current plans or intention to sell the Shares of the Company purchased pursuant to this Agreement.

(l) FINRA. Purchaser understands and acknowledges that the purchase and sale of such Securities hereunder (i) meets the exemptions from filing under The Financial Industry Regulatory Authority (“FINRA”) Rule 5123(b)(1), (ii) is not being recommended (within the meaning of FINRA Rule 2111) by the Placement Agent, and (iii) if such Purchaser is an individual, the purchase and sale of such Securities hereunder is not being recommended (for purposes of Regulation Best Interest) by the Placement Agent.

(m) Role of Placement Agent. Such Purchaser further acknowledges that it has not relied upon the Placement Agent in connection with such Purchaser’s due diligence review of the offering of the Securities. Such Purchaser acknowledges and agrees that (i) it has been informed that the Placement Agent is acting solely as placement agent in connection with the transactions contemplated by this Agreement (the “Transaction”) and is not acting as an underwriter or in any other capacity in connection with the Transaction and is not and shall not be construed as a fiduciary for such Purchaser in connection with the Transaction, (ii) it has not relied on the Placement Agent in connection with its determination as to the legality of its acquisition of the Securities or as to the other matters referenced herein, (iii) neither the Placement Agent nor any of its Affiliates has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired, (iv) it has not relied on any investigation that the Placement Agent, any of its Affiliates or any other person acting on its behalf has conducted with respect to the Securities or the Company or any information contained in any research reports prepared by the Placement Agent or any of its Affiliates, (v) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice, including without limitation financial advice, or recommendation in connection with the Transaction, in each case, to such Purchaser, (vi) the Placement Agent has not solicited any action from such Purchaser with respect to the offer and sale of the Securities, (vii) the Placement Agent will have no responsibility to such Purchaser with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the Transaction or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (B) the business, condition (financial and otherwise), management, operations, properties or prospects of the Company or the Transaction, (viii) the Placement Agent shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Purchaser), whether in contract, tort or otherwise, to such Purchaser, or to any person claiming through such Purchaser, in respect of the Transaction, and (ix) the Placement Agent and its Affiliates may have acquired, or may acquire, nonpublic information with respect to the Company that is not known to such Purchaser and that may be material to a decision to enter into this transaction to purchase Securities (“Excluded Information”), and such Purchaser has determined to enter into the transaction to purchase the Securities notwithstanding its lack of knowledge of the Excluded Information.

(n) Investigation by Placement Agent. Such Purchaser further acknowledges and agrees that neither the Placement Agent, nor any of its Affiliates, nor any control persons, officers, directors, employees, agents or representatives of any of the foregoing has made any independent investigation with respect to the Company or any of their subsidiaries or any of their respective businesses, or the Securities or the accuracy, completeness or adequacy of any information supplied to such Purchaser by the Company, and do not make any representation or warranty with respect to the Company, the Securities or the accuracy, completeness or adequacy of any information supplied to the Purchaser by the Company.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may be disposed of only in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. As a condition of transfer (other than pursuant to an effective Registration Statement or Rule 144), any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend or book entry notation on or with respect to any of the Securities substantially in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling shareholders thereunder.

(c) Certificates (or book entries) evidencing the Shares and Pre-Funded Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof), (i) following any sale of Shares or Pre-Funded Warrant Shares under a registration statement (including the Registration Statement) covering the resale of such Shares or Pre-Funded Warrant Shares that is effective under the Securities Act, (ii) following any sale of such Shares or Pre-Funded Warrant Shares pursuant to Rule 144, (iii) if such Shares or Pre-Funded Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares or Pre-Funded Warrant Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall, at its expense, cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser, respectively. If the Shares or Pre-Funded Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Shares or Pre-Funded Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares or Pre-Funded Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), then such Shares or Pre-Funded Warrant Shares shall be issued free of all legends. The Company agrees that following the date on which such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate (or a request in the case of Shares or Pre-Funded Warrant Shares held in book entry) representing Shares or Pre-Funded Warrant Shares issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate or evidence of book entry position representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Securities (or evidence of book entry position) subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Ordinary Shares as in effect on the date of delivery of a certificate or evidence of book entry position representing Shares issued with a restrictive legend. The Purchaser shall provide the Company written notice of a removal request (the “Request Notice”) at least two (2) Trading Days prior to delivery of the legended Share certificate.

(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Furnishing of Information; Public Information.

(a) Until the time that no Purchaser owns Securities, the Company covenants to use reasonable best efforts to maintain the registration of the Ordinary Shares under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby (including the entry into and the material terms of the Treasury Management Agreement), and (b) file a Report of Foreign Private Issuer on Form 6-K, including the Transaction Documents (or the forms thereof) as exhibits thereto (and a summary of the material terms of the Treasury Management Agreement) with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of such Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law or the rules of any Trading Market, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with (i) any registration statement contemplated by this Agreement and (ii) the filing of the final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Purchaser regarding such disclosure.

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Treasury Management Agreement, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser (other than Purchasers who are then directors or officers of the Company if any) or its agents or counsel with any information that constitutes, or that the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed in writing with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, not to trade on the basis of such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously with the delivery of such notice file such notice with the Commission pursuant to a Report of Foreign Private Issuer on Form 6-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Use of Proceeds. The Company shall use substantially all the net proceeds from the sale of the Securities hereunder to fund the acquisition of RAIN and the establishment of the Company’s cryptocurrency treasury operations, as provided in Section 4.20 hereof, as well as pay all transaction fees and expenses. Notwithstanding the foregoing, five percent of the net proceeds (after the payment of such fees and expenses) from the transactions contemplated hereby shall be used by the Company for its primary business of development and commercialization of AllocetraTM. The Company shall not use such proceeds: (a) for the redemption of any Ordinary Shares or Ordinary Share Equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations.

4.8 Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, or the Treasury Management Agreement, (b) any action instituted against the Purchaser Parties in any capacity (including a Purchaser Party’s status as an investor), or any of them or their respective Affiliates, by the Company or any shareholder of the Company who is not an Affiliate of such Purchaser Party, arising out of or relating to any of the transactions contemplated by the Transaction Documents, or the Treasury Management Agreement, or (c) in connection with any registration statement of the Company providing for the resale by the Purchasers of the Shares, the Company will indemnify each Purchaser Party, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser Party furnished in writing to the Company by such Purchaser Party expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder in connection therewith. For the avoidance of doubt, the indemnification provided herein is intended to, and shall also cover, direct claims brought by the Company against the Purchaser Parties; provided, however, that, in the case of any indemnification pursuant to clause (a) or (b) above, such indemnification shall not cover any loss, claim, damage or liability to the extent it is finally judicially determined to be attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in any Transaction Document or any conduct by a Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and, except with respect to direct claims brought by the Company, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel to the applicable Purchaser Party (which may be internal counsel), an actual conflict on any issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company may not settle, compromise or consent to the entry of any judgment in any pending or threatened action in which indemnification may be sought by any Purchaser Party hereunder (whether or not any Purchaser Party is an actual or potential party thereto), without the prior written consent of each such Purchaser Party (which will not be unreasonably delayed or withheld) unless such settlement, compromise or consent provides for an unconditional and irrevocable release of each such Purchaser Party from any and all liability arising out of such Claim. The Company will not be liable to any Purchaser Party under this Agreement for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed. In addition, if any Purchaser Party takes actions to collect amounts due under any Transaction Documents or to enforce the provisions of any Transaction Documents, then the Company shall pay the costs incurred by such Purchaser Party for such collection, enforcement or action, including, but not limited to, attorneys’ fees and disbursements. The indemnification and other payment obligations required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation, defense, collection, enforcement or action, as and when bills are received or are incurred; provided, that if any Purchaser Party is finally judicially determined not to be entitled to indemnification or payment under this Section 4.8, such Purchaser Party shall promptly reimburse the Company for any payments that are advanced under this sentence. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9 [Reserved].

4.10 Listing of Ordinary Shares. The Company hereby agrees to use its reasonable best efforts to maintain the listing or quotation of the Ordinary Shares on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares on such Trading Market and secure the listing of all of the Shares on such Trading Market as soon as reasonably practicable. The Company further agrees, if the Company applies to have the Ordinary Shares traded on any other Trading Market, it will then include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Ordinary Shares on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Ordinary Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.11 [Reserved].

4.12 Subsequent Equity Sales.

(a) From the date hereof until thirty (30) days after the Closing Date, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Ordinary Shares or Ordinary Share Equivalents or (ii) file any registration statement or amendment or supplement thereto, other than (A) a registration statement on Form S-8 in connection with any employee benefit plan and (B) the registration statement described in the Registration Rights Agreement; provided, however, the Company will be permitted to conduct sales of Ordinary Shares under one or more sales agreements with any sales agents as the Company may designate, which agreements may be entered into prior to or following the date hereof, providing for the sale of up to $1.3 billion of Ordinary Shares in “at-the-market” offerings, and file any related prospectus supplements or registration statements with the Commission in connection with such sales agreements and related at-the-market offerings.

(b) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance.

4.13 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. In addition, the Company agrees that the terms and conditions extended to each Purchaser under this Agreement shall be no less favorable than the most favorable terms offered to any similarly situated Purchasers. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction (other than as disclosed to its legal and other representatives). Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates, or agents, including, without limitation, the Placement Agent, after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.15 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon request of any Purchaser. Each Purchaser acknowledges and agrees to promptly provide to the Company or its representatives any such information as may be reasonably requested so as to allow the Company to comply with the provisions of this Section 4.15.

4.16 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding Ordinary Shares, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

4.17 [Reserved].

4.18 [Reserved].

4.19 [Reserved].

4.20 Treasury Reserve Policy. In connection with the Closing, the Company shall adopt a policy (the “Treasury Reserve Policy”), under which the Company’s treasury reserve assets will consist of: (i) cash and cash equivalents and short-term investments (“Cash Assets”) that exceed working capital requirements; and (ii) RAIN, which will serve as the primary treasury reserve asset of the Company on an ongoing basis, subject to market conditions and oversight by two managers to be nominated by the Treasury Manager, as will be defined in the Treasury Management Agreement entered into as of the Closing Date.

4.21 Reliance; Requirement to Update. Each Purchaser acknowledges that the Company and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties of such Purchaser contained in this Agreement; provided, however, that the foregoing clause of this Section 4.21 shall not give the Company any rights other than those expressly set forth herein. Prior to the Closing, the Company agrees to promptly notify the Purchasers and the Placement Agent if any of the acknowledgements, understandings, agreements, representations and warranties set forth in Section 3.1 above are no longer accurate in any material respect (other than those acknowledgements, understandings, agreements, representations and warranties qualified by materiality, in which case the Company shall notify each Purchaser and the Placement Agent if they are no longer accurate in any respect). Prior to the Closing, each Purchaser agrees to promptly notify the Company and the Placement Agent if any of its acknowledgements, understandings, agreements, representations and warranties set forth in Section 3.2 above are no longer accurate in any material respect (other than those acknowledgements, understandings, agreements, representations and warranties qualified by materiality, in which case such Purchaser shall notify the Company and the Placement Agent if they are no longer accurate in any respect). Each Purchaser acknowledges and agrees that each purchase by the Purchaser of Securities from the Company will constitute a reaffirmation of the acknowledgements, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Purchaser as of the time of such purchase.

ARTICLE V
MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers, as well as fees and expenses of the Treasury Manager.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day (and provided that no automated notice of delivery failure is received by the transmitting Person), (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day (and provided that no automated notice of delivery failure is received by the transmitting Person), (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report of Foreign Private Issuer on Form 6-K.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least fifty and one tenth percent (50.1%) in interest of the Shares based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company. Notwithstanding the foregoing, no provision of this Agreement that references the Placement Agent may be amended, modified, terminated or waived in any manner that is adverse to the Placement Agent without the written consent of the Placement Agent.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers” (other than in respect of a transfer pursuant to an effective registration statement or Rule 144).

5.8 Third-Party Beneficiaries. The Placement Agent shall be the third-party beneficiary of the representations, warranties and covenants of the Company in Section 3.1 and the representations, warranties and covenants of the Purchasers in Section 3.2, and its express rights set forth in Section 5.5 and this Section 5.8. This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would otherwise require the application of the laws of any other jurisdiction. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to each other Party, it being understood that the Parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Non-Reliance; Exculpation of Placement Agent. Each Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any Person (including, without limitation, the Placement Agent, any of its Affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the statements, representations and warranties of the Company expressly contained in Section 3.1 of this Agreement, in connection with the purchase of the Securities and any information provided to the Purchaser by the Company as referenced in Section 3.2(h). Each Purchaser acknowledges and agrees that none of the Placement Agent, its Affiliates or any control persons, officers, directors, employees, partners, agents or representatives of the foregoing shall have any liability to any Purchaser pursuant to, arising out of or relating to this Agreement or any other agreement related to the purchase of the Securities, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities or with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, including, without limitation, the representations and warranties made by the Company in Section 3.1, or for any actual or alleged inaccuracies, misstatements, or omissions with respect to any information or materials of any kind furnished by the Company, the Placement Agent or any Non-Party Affiliate concerning the Company, the Placement Agent, any of its controlled Affiliates, this Agreement or the transactions contemplated hereby, including, without limitation, any information provided to the Purchasers by the Company as referenced in Section 3.2(h). For purposes of this Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or Affiliate of the Company, the Placement Agent or any of the Company’s or the Placement Agent’s controlled Affiliates or any family member of the foregoing.

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through the legal counsel of the Placement Agent. The legal counsel of the Placement Agent does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 [Reserved].

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The Parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ENLIVEX THERAPEUTICS LTD.

By:	/s/ Oren Hershkovitz
Name:	Oren Hershkovitz
Title:	Chief Executive Officer

Address for Notice:
[***]

With a copy (which shall not constitute notice) to:
Greenberg Traurig, P.A.
333 SE 2nd Avenue
Suite 4400
Miami, FL 33131

Attn:	Drew M. Altman
Email:	altmand@gtlaw.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$9,500,000 (in USD)

Shares: 9,500,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Barak Avramov

(name)

By: /s/ Barak Avramov

Name: Barak Avramov

Title:

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$100,000 (in USDT)

Shares: 100,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Barak Avramov

(name)

By: /s/ Barak Avramov

Name: Barak Avramov

Title:

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$1,400,000 (in USDT)

Shares: 1,400,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Barak Avramov

(name)

By: /s/ Barak Avramov

Name: Barak Avramov

Title:

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$22,000,000 (in USDT)

Shares: 22,000,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Ursa Trading S.A.

(name)

By: /s/ Bunetska Oleksandra

Name: Bunetska Oleksandra

Title: Director

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$24,000,000 (in USDT)

Shares: 23,304,384

Pre-Funded Warrant Shares: 695,616

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Token Factory Foundation

(name)

By: /s/ Natasha Carolina Díaz Proll

Name: Natasha Carolina Díaz Proll

Title: Legal Representative

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$18,000,000 (in USDT)

Shares: 18,000,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Tirim LTD

(name)

By: /s/ Olena Andreou

Name: Olena Andreou

Title: Director

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$21,000,000 (in USDT)

Shares: 21,000,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

SpinCycle Creative LTD

(name)

By: /s/ Charis Skoteinos

Name: Charalambos Alexandros Skoteinos

Title: Director

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$23,000,000 (in USDT)

Shares: 23,000,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Alfa LTD

(name)

By: /s/ Solomonidis Christos

Name: Solomonidis Christos

Title: Director

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$23,500,000 (in USDT)

Shares: 23,500,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Gems Lab Foundation

(name)

By: /s/ Natasha Carolina Díaz Proll

Name: Natasha Carolina Díaz Proll

Title: Legal Representative

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$23,000,000 (in USDT)

Shares: 23,000,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Heaven Consulting Corp

(name)

By: /s/ Zoran Pavicevic

Name: Zoran Pavicevic

Title: Director

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$21,000,000 (in USDT)

Shares: 21,000,000

Pre-Funded Warrant Shares:

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Forestown Trade Limited

(name)

By: /s/ Maninder Singh

Name: Maninder Singh

Title: Director

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$24,500,000 (in USDT)

Shares: 23,304,384

Pre-Funded Warrant Shares: 1,195,616

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

Sobrinia LTD

(name)

By: /s/ Viktoriia Kalenichenko

Name: Viktoriia Kalenichenko

Title: Director

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount:

$1,000,000 (in USDT)

Shares: 1,000,000

Pre-Funded Warrant Shares: 1,195,616

Beneficial Ownership Blocker:

☐ 4.99% or ☐ 9.99%

Company securities currently held by Purchaser:

Ordinary Shares:________________________________

Ordinary Share Equivalents:____________________________

Purchaser:

(name)

By:

Name:

Title:

EIN:____[***]________________________

Address for Notice:

__[***]______________________________

_____________________________________

_____________________________________

Address for Delivery of Securities to Purchaser (if not the same as address for notice):

_____________________________________

_____________________________________

_____________________________________

☒ [ACCELERATED CLOSING ELECTION] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed Purchaser to purchase the Securities set forth in this Agreement to be purchased from the Company by such Purchaser, and the obligations of the Company to sell such Securities to such Purchaser, shall be unconditional and all conditions to Closing shall be disregarded and deemed satisfied with respect to such purchase and sale, (ii) the Closing of such purchase and sale of the Securities as between such Purchaser and the Company shall occur on the Early Closing Date immediately upon (x) such Purchaser’s delivery to the Company of such Purchaser’s Subscription Amount and (y) the Company’s delivery of a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, in book entry form a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (subject to the delivery of the applicable number of Pre-Funded Warrants in lieu thereof), registered in the name of such Purchaser; and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or such Purchaser of any agreement, instrument, certificate or the like (as applicable) shall not be a condition to consummation of such purchase and sale and shall instead be an unconditional obligation of the Company and such Purchaser to deliver such agreement, instrument, certificate or the like to such other party on the Closing Date.

Exhibit A

Registration Rights Agreement

Exhibit B

Form of Shareholders’ Agreement

Exhibit C

Form of Pre-Funded Warrant

Exhibit D

Risk Disclosure Document